                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                         /s/ TC SUTTON
                                        Thomas C. Sutton
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  February 25, 1998               /s/ GLENN S. SCHAFER
                                        Glenn S. Schafer
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  02-25-98                        /s/ KHANH T. TRAN
                                        Khanh T. Tran
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  February 25, 1998               /s/ DAVID R. CARMICHAEL
                                        David R. Carmichael
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                         /s/ AUDREY L. MILFS
                                        Audrey L. Milfs
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                         /s/ RICHARD M. FERRY
                                        Richard M. Ferry
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                         /s/ DONALD E. GUINN
                                        Donald E. Guinn
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                         /s/ IGNACIO E. LOZANO, JR.
                                        Ignacio E. Lozano, Jr.
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                         /s/ CHARLES D. MILLER
                                        Charles D. Miller
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  Feb 25, 1998                    /s/ DONN B. MILLER
                                        Donn B. Miller
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/1998                       /s/ RICHARD M. ROSENBERG
                                        Richard M. Rosenberg
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                         /s/ JAMES R. UKROPINA
                                        James R. Ukropina
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  Feb 25, 1998                    /s/ RAYMOND L. WATSON
                                        Raymond L. Watson
                                        Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Dated:  March 10, 1998                  /s/ EDWARD R. BYRD
                                        Edward R. Byrd
                                        Vice President and Controller

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  March 29, 1999               /s/ BRIAN D. KLEMENS
                                     Brian D. Klemens
                                     Vice President and Treasurer

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  April 12, 1999                  /s/ GERALD W. ROBINSON
                                        Gerald W. Robinson
                                        Executive Vice President